UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

DEFINITIVE SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.
Kuanggong Road and Tiyu Road 10th Floor,
Chengshi Xin Yong She, Xinhua District,
Pingdingshan, Henan Province, P.R. China 467000
Telephone: +86-3752882999

May 24, 2011

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of SinoCoking Coal and Coke Chemical Industries, Inc. (the “Company”) to be held at the Company’s principal executive offices located at Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000, on June 24, 2011, at 10:00 a.m. (China local time).

At the meeting, shareholders will be asked to vote on the election of seven directors and the ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2011.

The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter provide detailed information concerning matters to be considered at the meeting. The Company intends to commence mailing this proxy statement and accompanying proxy card on or about May 27, 2011 to all shareholders entitled to vote at the annual meeting.

Your vote is important.  I urge you to vote as soon as possible, whether or not you plan to attend the annual meeting.

Thank you for your continued support of SinoCoking Coal and Coke Chemical Industries, Inc.

Sincerely,

/s/ Jianhua Lv
Jianhua Lv
Chairman of the Board and
Chief Executive Officer

 SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.
Kuanggong Road and Tiyu Road 10th Floor,
Chengshi Xin Yong She, Xinhua District,
Pingdingshan, Henan Province, P.R. China 467000
Telephone: +86-3752882999

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 24, 2011

TO THE SHAREHOLDERS OF SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.:

The annual meeting of the shareholders of SinoCoking Coal and Coke Chemical Industries, Inc., a Florida corporation, (the “Company”), will be held on June 24, 2011, at 10:00 a.m. (China local time), at the Company’s principal executive offices located at Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000, for the following purposes:

1.	To elect seven directors to serve until the next annual meeting or until their successors are duly elected and qualified;

2.	To ratify the appointment of Friedman LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2011; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this Notice.  The Board of Directors recommends that you vote in favor of each proposal.

The Board of Directors has fixed the close of business on May 5, 2011, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting.  We hope that you will attend the meeting, but if you cannot do so, please complete, date, and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible.  Your proxy card or broker may also provide instructions on voting by telephone or electronically.  Returning the enclosed proxy card (or voting electronically or via telephone) will not affect your right to vote in person if you attend the meeting.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED.  IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE YOUR SHARES.

By Order of the Board of Directors,

Sincerely,

/s/ Jianhua Lv
Jianhua Lv,
Chairman of the Board and
Chief Executive Officer

Pingdingshan, People’s Republic of China

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.
Kuanggong Road and Tiyu Road 10th Floor,
Chengshi Xin Yong She, Xinhua District,
Pingdingshan, Henan Province, P.R. China 467000
Telephone: +86-3752882999

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 24, 2011

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of SinoCoking Coal and Coke Chemical Industries, Inc., a Florida corporation (the “Company”), for use at the annual meeting of shareholders to be held on June 24, 2011, at 10:00 a.m. (China local time), or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting.   The annual meeting will be held at the Company’s principal executive offices located at Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000.  The Company intends to commence mailing this proxy statement, the notice of annual meeting and accompanying proxy card on or about May 27, 2011 to all shareholders entitled to vote at the annual meeting.

ABOUT THE MEETING

Why did I receive this proxy statement?

You received this proxy statement because you held shares of the Company’s common stock on May 5, 2011 (the “Record Date”) and are entitled to vote at the annual meeting.  The Board of Directors is soliciting your proxy to vote at the meeting.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting.  If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponement or adjournment of the meeting.

What proposals will be voted on at the annual meeting?

Stockholders will vote on two proposals at the annual meeting:

1.	The election of seven directors (see page 4); and

2.	The ratification of Friedman LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2011 (see page 6).

Will any other matters be voted on?

We do not know of any other matters that will be brought before the shareholders for a vote at the annual meeting.  If any other matter is properly brought before the meeting, your signed proxy card would authorize Mr. Jianhua Lv to vote on such matters in his discretion.

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote in the following manner:

1.	FOR each of the persons nominated by the Board of Directors to serve as directors; and

2.	FOR the ratification of the appointment of Friedman LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2011.

Unless contrary instructions are indicated on the enclosed proxy, all shares of common stock represented by valid proxies received pursuant to this solicitation (and that have not been revoked in accordance with the procedures set forth herein) will be voted in accordance with the recommendations of the Board of Directors.

How do I vote?

Shareholders of Record

If your shares are registered directly in your name with the Company’s transfer agent, Interwest Transfer Co., Inc., then you are a shareholder of record.

If you are a shareholder of record, there are three ways to vote:

1.	By completing, signing, dating and returning your proxy card in the postage-paid envelope provided by the Company;

2.
By following the instructions for electronic voting using the Internet or by telephone, which are printed on your proxy card.  If you vote via the Internet or by telephone, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned your proxy card.  If you vote via the Internet or by telephone, do not mail a proxy card; and

3.	By voting in person at the Annual Meeting.

Street Name Holders

If your shares are held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name”.  The organization holding your shares is considered to be the shareholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or agent.

If your shares are held in street name it is critical that you direct the organization holding your shares to vote the shares if you want your shares to be voted in the election of directors (Proposal 1 of this proxy statement).  In the past, if you beneficially owned your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as they felt appropriate.  Recent changes in regulation were made to take away the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis.  Thus, if you beneficially own your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf.  Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2).

How many votes do I have?

On each matter to be voted upon, you will have one vote for each share of the Company’s common stock that you owned on the Record Date.

How many votes can be cast by all shareholders?

The Company had 21,087,645 outstanding shares of common stock on the Record Date, and each of these shares is entitled to one vote.

How many votes must be present to hold the meeting?

The holders of at least one-third of the Company’s total outstanding shares of common stock on the Record Date must be present at the meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the meeting. This means at least 7,029,215 common shares must be present in person or by proxy.

If you vote, your shares will be part of the quorum.  Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

What vote is required to approve each proposal?

Proposal 1 – Election of Directors:  If a quorum is met, directors will be elected by a plurality of the votes cast by the shares entitled to vote in the election and thus the nominees for director receiving the greatest number of votes will be elected.  Shareholders do not have the right to cumulate their votes for directors.  Any shares not voted, even if due to abstentions or broker non-votes, will not affect the election of directors.

Proposal 2 - Ratification of Independent Registered Public Accounting Firm: If a quorum is met, the ratification of the appointment of Friedman LLP as our independent registered public accounting firm requires the affirmative vote of a simple majority of the votes cast in person or by proxy at the annual general meeting in order to be approved.  Abstentions will have no effect on the outcome of the ratification of the appointment of Friedman LLP.  As for broker non-votes, the ratification of the appointment of the independent registered public accountant is a matter on which a broker or other nominee is generally empowered to vote.  Accordingly, no broker non-votes are expected to exist in connection with ratification of the appointment.

Can I revoke or change my vote after I deliver my proxy?

Yes.  You may revoke or change a previously delivered proxy at any time before the annual meeting by delivering another proxy with a later date, by voting again via the Internet or by telephone, or by delivering written notice of revocation of your proxy to our Company’s Secretary at our principal executive offices before the beginning of the annual meeting.  You may also revoke your proxy by attending the annual meeting and voting in person, although attendance at the annual meeting will not, in and of itself, revoke a valid proxy that was previously delivered.  If you hold shares through a bank or brokerage firm, you must contact that bank or brokerage firm to revoke any prior voting instructions.  You also may revoke any prior voting instructions by voting in person at the annual meeting if you obtain a legal proxy as described in the paragraph under the heading “Who can attend the annual meeting?” below.

Who can attend the annual meeting?

Any person who was a shareholder of the Company on May 5, 2011, may attend the meeting.  If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting.  If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the meeting.  You will not, however, be able to vote your shares at the meeting without a legal proxy.

What happens if I sign and return the proxy card but do not indicate how to vote on an issue?

If you return a proxy card without indicating your vote, your shares will be voted as follows:

•	FOR each of the nominees for director named in this proxy statement; and

•	FOR ratification of the appointment of Friedman LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2011.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting.  Final voting results will be published in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (“SEC”) within four business days after the meeting.

Who is paying for this proxy solicitation?

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and mailing of this proxy statement, the proxy card, and any additional information furnished to shareholders.  Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners.  The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners.  Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or other regular employees of the Company.  No additional compensation will be paid to directors, officers, or other regular employees for such services.

PROPOSAL 1 - ELECTION OF DIRECTORS

Currently, the Board of Directors has fixed the number of directors at seven persons.  Seven directors are to be elected to our board of directors at the annual meeting.  The directors will hold office until the next annual meeting of our shareholders, or until their resignations or removal.  The board’s Nominating Committee has nominated Jianhua Lv, Liuchang Yang, Hui Zheng, Yushan Jiang, Jin Yao, Hui Huang and Haoyi Zhang for re-election at the annual meeting.  All of the nominees currently serve on our Board of Directors.

The Company has not received a nominee from a shareholder who is not also an officer or director of the Company.  Each nominee to our board of directors expressed a willingness to serve during the next year and, based on a review of their qualifications, each was deemed to be a suitable candidate for nomination.  We believe that the nominees set forth below, all of whom are currently directors of the Company, possess valuable experience necessary to guide the Company in the best interests of the stockholders.  All of the Company’s directors are expected to attend the annual meeting.  Information regarding the pertinent business experience and educational background of each nominee and director is provided below:

NOMINEES FOR DIRECTOR

Name	Age (1)	Position
Jianghua Lv	44	Chief Executive Officer and Chairman of the Board of Directors
Liuchang Yang	57	Vice President, Secretary and Director
Hui Zheng	39	Vice President of Operations and Director
Yushan Jiang (2) (3) (4)	58	Independent Director
Jin Yao (2) (3) (4)	63	Independent Director
Hui Huang (3) (4)	43	Independent Director
Haoyi Zhang (2)	38	Independent Director

(1)	As of the date of this proxy statement.
(2)	Member of the Audit Committee.
(3)	Member of the Compensation Committee.
(4)	Member of the Nominating Committee.

Jianhua Lv has been the executive director and chairman of Hongli since 1996, when he founded the company.  Prior to this, from 1989 to 1996 Mr. Lv held a number of positions at the Henan Province Pingdingshan Coal Group, where he developed many years of experience in the coal and coking industries.  In early 2007, Mr. Lv was appointed as a standing committee member of the Chinese People’s Political Consultative Conference of Baofeng, Henan Province, and as a standing committee member of the National People’s Congress of Baofeng, Henan Province.  Mr. Lv has been honored as an outstanding entrepreneur of the year in 2003 and 2004.  Mr. Lv holds a bachelor’s degree from Henan University in Chinese, a master’s degree in economics from Henan University, and a master of law degree from the Central Party School.  Mr. Lv’s experience as our Chief Executive Officer and Chairman, and his extensive knowledge of the coal and coking industries qualifies him to serve on our Board and led the Nominating Committee to conclude that he should be nominated to serve another term as a director.

Liuchang Yang has served as a director of Hongli since 2003, and as its Vice Chairman since January 2006.  Prior to this, Mr. Yang held various offices at our predecessors from 1983 to 2005, including secretary, deputy director, director and general manager of human resources.  Mr. Yang has extensive experience in management, human resources and administration.  Mr. Yang holds a bachelor’s degree in Law from Beijing University, a degree from the Center Party School in Economics and Management, and a graduate degree in Finance and Banking from the Chinese Academy of Social Sciences.  Mr. Yang’s extensive experience as director and Vice Chairman of Hongli, our variable interest entity and operating business in the PRC, his knowledge and experience in the coal and coking industries, as well as his educational background qualify him to serve on our Board and led the Nominating Committee to conclude that he should be nominated to serve another term as a director.

Hui Zheng has served as vice manager of Human Resources at Hongli since 2006.  Prior to this Mr. Zheng worked at SinoCoking as a statistician, secretary and vice-dean from 1998 until 2006.  Mr. Zheng has worked in the materials industry since 1996.  Mr. Zheng holds a degree from Zhengzhou University.   Mr. Zheng’s in-depth working experience as vice manager at Hongli, our variable interest entity and operating business in the PRC, his knowledge and his lengthy working experience in the Chinese coal and materials industries qualify him to serve on our Board and led the Nominating Committee to conclude that he should be nominated to serve another term as a director.

Yushan Jiang has served as the chief executive officer of the Pingdingshan Coal Group Shoushan Coking Co., Ltd. since February 2007.  Prior to this, from 2001 to 2007, he was chief engineer at the Henan Tianhong Coking Company.   Prior to this Mr. Jiang gained extensive experience in the coking industry as he held numerous positions since 1972 as a worker, director, and head of research and development for various coking operations.   Mr. Jiang is also currently a vice-director and member of the Coking Committee of the Henan Province Metals Association, and vice-secretary of the Henan Province Institute of Coal & Coke.  Mr. Jiang holds a Bachelor’s degree in Coal and Chemistry from the Wuhan College of Iron & Steel.   Mr. Jiang’s extensive working and leadership experience in the coking industry and his educational background qualify him to serve on our Board and led the Nominating Committee to conclude that he should be nominated to serve another term as a director.

Jin Yao is vice-chairman of the China Division of the Asia Pacific CEO Association, a position he has held since 2003.  Prior to this, Mr. Yao served as general manager at the Beijing Gaoping Technology Development Company from 1989 to 2003.  Mr. Yao holds a bachelor’s degree and a master’s degree in Electrical Engineering from the Beijing Institute of Technology.  Mr. Yao’s technological and management experience, his leadership experience with the Asia Pacific CEO Association, and his educational background qualify him to serve on our Board and led the Nominating Committee to conclude that he should be nominated to serve another term as a director.

Hui Huang is the chairman and chief executive officer of Wuhan Pingdingshan Coal and Wuhan Steel Unification Coking Company (“WPCWSUCC”).  Mr. Huang has also served as director of sales and administration of the same company from 1985 to 1996.  He then served as director of the Economics and Technology Cooperation Center of the Pingdingshan Coal Group (now known as the Wuhan Pingdingshan Coal and Wuhan Steel Unification Coking Company) from 1996 to 2008, of which he is now chairman of the board.  Mr. Huang is also a director of the China Association of Comprehensive Resource Utilization, a vice-director of the Henan Institute of Coal (a branch of the China Association of Comprehensive Resource Utilization), and vice-secretary of the Pingdingshan Youth Union.  Mr. Huang holds a bachelor’s degree in Economic Management and an MBA from the University of Mining and Technology. Mr. Huang’s vast experience in the coal and coking industry in management and as an executive officer and director of WPCWSUCC and as a leader in various coal industry related associations led our Nominating Committee to conclude that he should be nominated to serve another term as a director.

Haoyi Zhang serves as the chief financial officer of Henan Pinggao Electricity Ltd., one of the major A-Share public companies traded on the Shanghai Stock Exchange, a position he has held since January 2005.  From January 2005 to March 2009, he served as the chief accountant of Henan Pinggao DongZhi Gao Ya Kaiguan Ltd., a Sino-Japanese Joint Venture with Toshiba, concurrently with his position as the chief financial officer at Henan Pinggao Electricity Ltd.  From April to December 2004, he served as the chief accountant of Henan Pinggao DongZhi Gao Ya Kaiguan Ltd. Mr. Zhang held numerous positions from July 1995 to March 2004 as the deputy director, the director, the deputy chief accountant, the assistant general manager and the chief accountant at China Beifang Industry Company, Xiamen Branch.  Mr. Zhang holds a Bachelor’s degree in Accounting from Xiamen University and an EMBA degree from Xian Jiaotong University.   Mr. Zhang’s extensive financial and accounting experience at numerous Chinese companies and his educational background qualify him to serve on our Board and led the Nominating Committee to conclude that he should be nominated to serve another term as a director.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE SEVEN NOMINEES.

PROPOSAL 2 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the annual meeting.  We anticipate that a representative of Friedman LLP will be available at the annual meeting to answer appropriate questions from our shareholders and the Audit Committee. At the annual meeting our auditor will have the opportunity to make a statement if they do desire and a representative is expected to be available to respond to appropriate questions.

Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Friedman LLP to our stockholders for ratification as a matter of good corporate practice. No determination has been made as to what action the Board of Directors or the Audit Committee would take if shareholders do not ratify the appointment. The Audit Committee intends to evaluate the audit services it currently receives and may reconsider the Audit Committee’s selection if the Audit Committee deems it to be in the best interest of the Company.  Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its shareholders’ best interests.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Friedman LLP.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

On May 17, 2011, the Company engaged Friedman LLP as its new independent registered public accountant as a result of the Company and Frazer Frost, LLP’s (“Frazer Frost”) mutual agreement to end Frazer Frost’s engagement as the Company’s independent registered public accountant, effective on May 17, 2011.  The engagement of Friedman LLP and the termination of Frazer Frost’s engagement were both approved by the Audit Committee of the Company’s Board of Directors.  The report of Frazer Frost on the Company’s financial statements as of June 30, 2010 and 2009 and for the years ended June 30, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  In connection with the audits of the Company’s financial statements for the fiscal periods ended June 30, 2010 and 2009 and through May 17, 2011, there were: (i) no disagreements between the Company and Frazer Frost on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Frazer Frost, would have caused Frazer Frost to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements for such periods; and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.  During the two most recent fiscal periods ended June 30, 2010 and 2009 and the subsequent interim period preceding Friedman LLP’s engagement, the Company did not consult with Friedman LLP on: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Friedman LLP did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.  The Company obtained a letter from Frazer Frost addressed to the United States Securities and Exchange Commission stating it agrees with the statements related to Frazer Frost as presented in the Form 8-K the Company filed on May 18, 2011 and the letter was attached to the Form 8-K as Exhibit 16.1.

Effective April 14, 2010, Frazer Frost was engaged to serve as the certifying independent accountant to audit the Company’s financial statements after Meyers Norris Penny LLP, Chartered Accountants (“MNP”) resigned as the Company’s certifying independent accountant engaged to audit its financial statements effective on April 13, 2010.  MNP was previously engaged as auditors of the Company’s financial statements for the year ended December 31, 2009.  MNP’s report regarding the Company’s financial statements for the year ended December 31, 2009 did not contain any adverse opinions or disclaimers of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.  Prior to MNP’s resignation, there were no disagreements with MNP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MNP would have caused MNP to make reference to the subject matter of the disagreements in connection with their report.  During the fiscal year ended December 31, 2008 and through the date of appointment of Frazer Frost as a successor auditor, there were no “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K with the exception of the following:  in Amendment No. 2 to the Company’s Annual Report on Form 10-K, which the Company filed with the Securities and Exchange Commission on October 23, 2009, the Company (then named “Ableauctions.com, Inc.”) reported that it did not have sufficient segregation of duties within accounting functions, which is a control deficiency.  The engagement of Frazer Frost as the Company’s certifying independent accountant was approved by the Audit Committee of the Company’s Board of Directors.  Frazer Frost had previously acted as certifying accountant for Top Favour Limited, which was acquired by the Company on February 5, 2010.  The appointment of Frazer Frost was made in connection with the foregoing acquisition by the Company.  Prior to engaging Frazer Frost, the Company had not consulted Frazer Frost regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor did the Company consult with Frazer Frost regarding any disagreements with its former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.  The Company obtained a letter from MNP addressed to the United States Securities and Exchange Commission stating it agrees with the statements related to MNP as presented in the Form 8-K the Company filed on April 16, 2010 and the letter was attached to the Form 8-K as Exhibit 16.1.

On January 4, 2010, Cinnamon Jang Willoughby & Company (the “Former Accountant”), merged with Meyers Norris Penny LLP, Chartered Accountants (“MNP”).   The merger of accounting firms is referred to herein as the “Merger”.  On March 6, 2010, the Company, under its previous name “Ableauctions.com, Inc.,” engaged MNP as its independent certified public accountant to audit the Company’s financial statements for the year ending December 31, 2009.   As previously disclosed in our current report on Form 8-K filed on February 8, 2010, the Company completed a change of control transaction on February 5, 2010.  The Former Accountant was appointed on June 19, 2008 as auditor of Ableauctions.com, Inc.  The reports of the Former Accountant on the Company’s financial statements for the fiscal year ended December 31, 2008 did not contain any adverse opinion or disclaimer of opinion, nor was the report modified as to uncertainty, audit scope, or accounting principles.  The decision to appoint MNP was approved by the audit committee of the Company’s board of directors.  During the fiscal year ended December 31, 2008 and through the date of appointment of MNP as a successor auditor, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements for such year.  During the fiscal year ended December 31, 2008 and through the date of appointment of MNP as a successor auditor, the Company had no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, with the exception of the following:  in Amendment No. 2 to the Company's Annual Report on Form 10-K, which the Company filed with the Securities and Exchange Commission on October 23, 2009, the Company (then named “Ableauctions.com, Inc.”) reported that it did not have sufficient segregation of duties within accounting functions, which is a control deficiency.  During the most recent fiscal year and through the date of appointment of MNP as a successor auditor, the Company did not consult with MNP regarding any of the matters or events set forth in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.  The Company obtained a letter from the Former Accountant addressed to the United States Securities and Exchange Commission stating it agrees with the statements related to the Former Accountant as presented in the Form 8-K the Company filed on March 9, 2010 and the letter was attached to the Form 8-K as Exhibit 16.

Principal Accountant Fees and Services

The following table shows the fees that were billed for audit and other services provided by Frazer Frost during the 2010 fiscal year:

Fiscal Year Ended June 30, 2010

Audit Fees (1)	$240,000
Audit-related Fees (2)	34,000
Tax Fees (3)	-
All Other Fees (4)	-
Total	$274,000

As discussed more fully above, Cinnamon Jang Willoughby & Company (the “Former Accountant”), which merged with MNP on January 4, 2010, was appointed on June 19, 2008 as auditor of the Company (then named “Ableauctions.com, Inc.”) and MNP resigned as the Company’s auditor effective April 14, 2010.  The following table shows the fees that were billed for audit and other services provided by the Former Accountant/MNP during the years ended December 31, 2009 and 2008, the Company’s fiscal year ends prior to the acquisition of Top Favour Limited:

	Fiscal Year Ended December 31,
	2009	2008
Audit Fees (1)	$65,000	$73,250
Audit-related Fees (2)	-	-
Tax Fees (3)	-	-
All Other Fees (4)	45,250	49,755
Total	$110,250	$123,005

(1)
Audit Fees – This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by independent auditors in connection with statutory and regulatory filings or the engagement for fiscal years.  This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2)
Audit-Related Fees – This category consists of assurance and related services by our independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under "Audit Fees."  The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC.

(3)
Tax Fees – This category consists of professional services rendered by our independent auditors for tax compliance and tax advice.  The services for the fees disclosed under this category include tax return preparation and technical tax advice.

(4)	All Other Fees – This category consists of fees for other miscellaneous items.

Pre-Approval Policies and Procedures of the Audit Committee

Our Audit Committee approves the engagement of our independent auditors and is also required to pre-approve all audit and non-audit expenses.  Prior to engaging its accountants to perform particular services, our Audit Committee obtains an estimate for the service to be performed. All of the services described above were approved by the Audit Committee in accordance with its procedure.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Independence

We are required to comply with the Nasdaq Stock Market (“Nasdaq”) listing standards, under which a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board of Directors consults with the Company’s counsel to ensure that the Board of Directors’ determination are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the Nasdaq, as in effect from time to time.  Based upon information submitted to the Company, the board of directors has determined that Mr. Yushan Jiang, Mr. Jin Yao, Mr. Hui Huang and Mr. Haoyi Zhang are each “independent” under the listing standards of the NASDAQ Stock Market.  Mr. Jianhua Lv, the Company’s Chief Executive Officer, Mr. Liuchang Yang, the Company’s Vice President and Secretary, and Mr. Hui Zheng, the Company’s Vice President of Operations are not independent directors.

Board Meetings and Board Committees

Our Board of Directors currently consists of seven members.  Our bylaws provide that our directors will hold office until the annual meeting of shareholders or until their successors have been elected and qualified. Our Board of Directors is responsible for the business and affairs of the Company and considers various matters that require its approval.  Below is a description of each committee of the Board of Directors as such committees are presently constituted.  The Board of Directors has determined that each current member of each committee meets the applicable SEC and Nasdaq rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements.  The Audit Committee assists Board oversight of: (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditor, and prepares the report that the Securities and Exchange Commission requires to be included in the Company’s annual proxy statement.  The current members of the Audit Committee are Messrs. Haoyi Zhang, Jin Yao and Yushan Jiang, and Mr. Haoyi Zhang serves as the chairperson. Each Audit Committee member is a non-employee director of our Board of Directors.  The Board of Directors has determined that Mr. Zhang is an “audit committee financial expert” within the meaning of Item 407(d)(5)(ii) and (iii) of Regulation S-K promulgated under the Exchange Act.  The Audit Committee met and/or took action by unanimous written consent one time during the fiscal year ended June 30, 2010.

Compensation Committee

Our Board of Directors established our compensation committee (the “Compensation Committee”) on February 16, 2010.  The Compensation Committee is responsible for overseeing and, as appropriate, making recommendations to the Board of Directors regarding the annual salaries and other compensation of the Company’s executive officers and general employees and other policies, and for providing assistance and recommendations with respect to the compensation policies and practices of the Company.  The current members of the Compensation Committee are Messrs. Jin Yao, Hui Huang and Yushan Jiang, and Mr. Yao serves as the chairperson. The Compensation Committee operates under a written charter adopted by the Board on February 16, 2010.  The Compensation Committee met and/or took action by unanimous written consent one time during the fiscal year ended June 30, 2010.

Nominating Committee

Our Board of Directors established our nominating committee (the “Nominating Committee”) on February 16, 2010.  The Nominating Committee assists in the selection of director nominees, approve director nominations to be presented for shareholder approval at our annual meeting and fill any vacancies on our Board of Directors, consider any nominations of director candidates validly made by shareholders, and review and consider developments in corporate governance practices. The current members of the Nominating Committee are Messrs. Jin Yao, Hui Huang and Yushan Jiang, with Mr. Huang as the chairperson. The Nominating Committee operates under a written charter adopted by the Board on February 6, 2010.  The Nominating Committee did not meet and/or take action by unanimous written consent during the fiscal year ended June 30, 2010.

In evaluating candidates to determine if they are qualified to become Board members, the Nominating Committee looks principally for the following attributes: personal and professional character, integrity, ethics and values; general business experience and leadership profile, including experience in corporate management, such as serving as an officer or former officer of a public company; strategic planning abilities and experience; aptitude in accounting and finance; expertise in domestic and international markets; experience in our industry and with relevant social policy concerns; understanding of relevant technologies; expertise in an area of our operations; communication and interpersonal skills; and practical and mature business judgment.  The Nominating Committee also considers Board members’ and nominees’ service on the Board of other public companies.  Although we do not have a formal diversity policy, to foster and maintain a diversity of viewpoints, backgrounds and experience on the Board, the Nominating Committee evaluates the mix of skills and experience of the directors and assesses nominees and potential candidates in the context of the current composition of the Board and the requirements of the Company, taking into consideration the diverse communities and geographies in which the Company operates.  Although the Nominating Committee uses these and other criteria to evaluate potential nominees, there are no stated minimum criteria for nominees.  The Nominating Committee uses the same standards to evaluate all director candidates, regardless of who proposes them.

Each of the seven nominees for election as a director named in this proxy statement were unanimously recommended by the Nominating Committee for submission to the shareholders of the Company as the Board of Directors’ nominees.

Shareholder Communications with the Board of Directors

All communications should be directed to the Company’s Secretary at Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000, and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors, and the Company’s Secretary will forward the communications to all specified directors. If no director is specified, the communication will be forwarded to the entire Board.

Board Leadership Structure and Role in Risk Oversight

Currently, Mr. Jianhua Lv holds the position as Chief Executive Officer and Chairman of the Board of Directors of the Company.  The Board of Directors believes that the Company and its stockholders have been well served in the past and continue to be well served in the current business environment by this leadership structure.  Mr. Lv is the director most familiar with our business and industry and is best situated to propose the Board’s agendas and lead Board discussions on important matters.  Mr. Lv also provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies.  Overall, we believe that having the same person serve as both Chairman and Chief Executive Officer helps provide strong, unified leadership for our management team and Board of Directors.  Additionally, because four of our seven current Board members have been deemed to be “independent” by our Board, we believe our Board structure provides sufficient independent oversight of our management.  Our Board has not designated a lead independent director.

The Board of Directors, as a whole and also at the committee level, plays an active role overseeing the overall management of the Company’s risks.  Our Audit Committee reviews financial and operational items with our management and the Company’s independent auditors.  Although the Board does not regularly review formal reports from members of senior management and committees on areas of material risk to the Company, including operational, financial, legal, strategic and regulatory risks, the Company’s Board is in regular contact with our Chief Executive Officer and Chief Financial Officer, who report directly to the Board and who supervise day to day risk management.

Director Compensation

The following table provides compensation information for our directors during the fiscal year ended June 30, 2010:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Jianhua Lv (2)	$-	$-	$-	$-	$-	$-	$-

Liuchang Yang	$-	$-	$-	$-	$-	$-	$-

Hui Zheng	$5,287	$-	$-	$-	$-	$-	$5,287

Yushan Jiang	$-	$-	$-	$-	$-	$-	$-

Jin Yao	$-	$-	$-	$-	$-	$-	$-

Hui Huang	$-	$-	$-	$-	$-	$-	$-

Haoyi Zhang	$-	$-	$-	$-	$-	$-	$-

(1)
Reflects dollar amount expensed by the Company during the applicable fiscal year for financial statement reporting purposes pursuant to FAS 123R.  FAS 123R requires the Company to determine the overall value of the stock award as of the date of grant, and to then expense that value over the service period over which the stock award becomes exercisable (vested).  As a general rule, for time in service based stock awards, the Company will immediately expense any stock award or portion thereof that is vested upon grant, while expensing the balance on a pro rata basis over the remaining vesting term of the stock award.

(2)	This individual’s compensation is reflected in the Summary Compensation Table on page 15 below.

All of our current directors were appointed on February 5, 2010 in connection with the acquisition of Top Favour.  On February 5, 2010, we entered into letter agreements with all of our current directors with a term of one (1) year and pursuant to which we agreed to pay cash compensation in the amount of $10,000 to each of our current directors for their services on our board of directors in 2010.

INFORMATION REGARDING OUR DIRECTORS AND EXECUTIVE OFFICERS

The following table identifies our current executive officers and directors, their respective offices and positions, and their respective dates of election or appointment:

Name	Positions Held:	Date of Election or Appointment
Jianhua Lv	Chief Executive Officer and Chairman of the Board of Directors	February 5, 2010
Zan (“Sam”) Wu	Chief Financial Officer	February 5, 2010
Liuchang Yang	Vice President, Secretary and Director	February 5, 2010
Hui Zheng	Vice President of Operations and Director	February 5, 2010
Yushan Jiang	Independent Director	February 5, 2010
Jin Yao	Independent Director	February 5, 2010
Hui Huang	Independent Director	February 5, 2010
Haoyi Zhang	Independent Director	February 5, 2010

Arrangements Involving Directors or Executive Officers

There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan, or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current Board of Directors.  There are also no arrangements, agreements, or understandings to our knowledge between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.

Family Relationships

There are no family relationships between or among any of the current directors, executive officers or persons nominated or charged to become directors or executive officers. There are no family relationships among our officers and directors and those of our subsidiaries and affiliated companies.

Business Experience

The business experience of the Company’s directors, including all executive officers serving as directors, is provided above. The experience of the Company’s executive officer who is not also a director is described below.

Zan (“Sam”) Wu has served as the chief financial officer of Hongli since July 2009.  Prior to this, Mr. Wu worked as an auditor at the Zhong Rui Hui Accounting Firm from 2000 to 2001.  Mr. Wu was a financial analyst at VIR Consultancy Ltd. from 2003 to 2004.  From 2004 through 2006, Mr. Wu held the positions of assistant manager and financial manager at Domino Scientific Equipment Ltd.  Mr. Wu was the chief representative of Global American, Inc. (China Representative Office) from 2006 – 2009.  Mr. Wu holds a bachelor’s degree in accounting from the Capital University of Economics and Business and a master’s degree in financial management and control from Aston Business School.

Involvement in Certain Legal Proceedings

During the past ten (10) years, none of the directors or executive officers has been involved in any legal proceedings as described in subparagraph(f) of Item 401 of Regulation S-K that are material to the evaluation of their ability or integrity.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership, and annual reports concerning their ownership of our common shares and other equity securities on Forms 3, 4, and 5 respectively.  Executive officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.  Based solely on review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the fiscal year ended June 30, 2010, our directors, executive officers and holders of 10% or more of our common stock complied with Section 16(a) filing requirements applicable to them.

Code of Ethics and Business Conduct

The Board of Directors adopted a Code of Ethics that applies to all officers, directors and employees of the Company. We intend to maintain the highest standards of ethical business practices and compliance with all laws and regulations applicable to our business. The Code of Ethics was filed as Exhibit 14 to the Company’s Annual Report on Form 10-KSB filed with the SEC on March 30, 2004.

Indemnification

Pursuant to our Articles of Incorporation, the Company will indemnify any of our officers and directors or any former officer or directors for such expenses and liabilities, in such manner, under such circumstances to such extent as permitted by the Florida Business Corporation Act, Section 607.0850, as amended.

Florida law permits a corporation, under specified circumstances, to indemnify our directors, officers, employees or agents against expenses (including attorney’s fees), judgments, fines and amounts paid in settlements actually and reasonably incurred by them in connection with any action, suit or proceeding brought by third parties by reason of the fact that they were or are directors, officers, employees or agents of the corporation, if such directors, officers, employees or agents acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reason to believe their conduct was unlawful.  In a derivative action, that is, one by or in the right of the corporation, indemnification may be made only for expenses actually and reasonably incurred by directors, officers, employees or agents in connection with the defense or settlement of an action or suit, and only with respect to a matter as to which they will have acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification will be made if such person has been adjudged liable to the corporation, unless and only to the extent that the court in which the action or suit was brought  determines upon application that the defendant directors, officers, employees or agents are fairly and reasonably entitled to indemnity for such expenses despite such adjudication of liability.

Our Articles of Incorporation contain a provision stating that no director will be liable to the Company or to our stockholders for monetary damages for breach of fiduciary duty as a director.  The intention of the foregoing provisions is to eliminate the liability of our directors to the fullest extent permitted by Florida law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of May 5, 2011, regarding the beneficial ownership of the Company’s common stock by any person known to the Company to be the beneficial owner of more than 5% of the outstanding common stock, by directors and certain executive officers, and by all directors and executive officers of the Company as a group.  All officers and directors above utilize the following address for correspondence purposes: Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000.

Name and Address	Amount and Nature of Beneficial Ownership	Percent (%) of Class*
Jianhua Lv (1)	6,694,091	31.7%
Liuchang Yang (2)	548,666	2.6%
Zan (“Sam”) Wu	0	0%
Hui Zheng	0	0%
Hui Huang	0	0%
Yushan Jiang	0	0%
Jin Yao	0	0%
Haoyi Zhang	0	0%
All Officers and Directors as a Group (8 total)	7,242,757	34.3%
Honour Express Limited (3)	6,694,091	31.7%

*	Applicable percentage ownership is based on 21,087,645 shares of common stock issued and outstanding as of May 5, 2011.

(1)
Represents shares held directly by Honour Express Limited, a British Virgin Islands international business company (“Honour Express”).  Jianhua Lv is a director of Honour Express, and in such capacity, Mr. Lv may be deemed to have voting and dispositive power over the shares held directly by Honour Express.  Mr. Lv is also an indirect beneficiary, as he holds an option to acquire shares of Honour Express.  Pursuant to a certain Incentive Option Agreement dated July 6, 2009, as amended (“Incentive Option Agreement”), Mr. Lv has the right to acquire 100% of the issued and outstanding capital stock of Honour Express from a nominee who holds the shares of capital stock of Honour Express, subject to certain conditions.  Mr. Lv’s address is: 10th Floor, Chengshi Xin Yong She, Tiyu Road, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China, 467000.

(2)	Mr. Liuchang Yang’s address is: 10th Floor, Chengshi Xin Yong She, Tiyu Road, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China, 467000.

(3)	The address of Honour Express Limited is: P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands.

To our knowledge, none of our directors, officers or affiliates, or any 5% or greater shareholder of the Company, or any associate or any such directors, officers or affiliates, is a party that is adverse to the Company in any material legal proceeding.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This compensation discussion and analysis describes the material elements of the compensation awarded to our current executive officers.  This compensation discussion focuses on the information contained in the following tables and related footnotes and narrative for the last completed fiscal year.  The compensation committee of our board of directors currently oversees the design and administration of our executive compensation program.

Our current executive compensation program may from time to time include the following principal components: (i) base salary, (ii) discretionary annual cash bonuses, and (iii) stock incentive plan awards, and (iv) perquisites and benefits.

Our Compensation Philosophy and Objectives

Our philosophy regarding compensation of our executive officers includes the following principles:

●	our compensation program should reward the achievement of our strategic initiatives and short- and long-term operating and financial goals;

●	compensation should appropriately reflect differences in position and responsibility;

●	compensation should be reasonable; and

●	the compensation program should be understandable and transparent.

In order to implement such compensation principles, we have developed the following objectives for our executive compensation program:

●	overall compensation levels must be sufficiently competitive to attract and retain talented leaders and motivate those leaders to achieve superior results;

●
a portion of total compensation should be contingent on, and variable with, achievement of objective corporate performance goals, and that portion should increase as an executive’s position and responsibility increases;

●	total compensation should be higher for individuals with greater responsibility and greater ability to influence our achievement of operating goals and strategic initiatives;

●
the number of elements of our compensation program should be kept to a minimum, and those elements should be readily understandable by and easily communicated to executives, shareholders, and others; and

●	executive compensation should be set at responsible levels to promote a sense of fairness and equity among all employees and appropriate stewardship of corporate resources among shareholders.

 Determination of Compensation Awards

The compensation committee of our board of directors is provided with the primary authority to determine the compensation awards available to our executive officers.  To aid the compensation committee in making its determination for the current fiscal year, our current senior management provides recommendations to the compensation committee regarding the compensation of our executive officers.

Compensation Benchmarking and Peer Group

Our compensation committee did not rely on any consultants or utilize any peer company comparisons or benchmarking in setting executive compensation levels for fiscal 2010.  However, our management informally considered competitive market practices by reviewing publicly available information relating to compensation of executive officers at other comparable companies in making its recommendations to our board of directors regarding our executives’ compensation for fiscal 2010.  As our Company grows, we expect to take steps, including the utilization of peer company comparisons and/or hiring of compensation consultants, to ensure that the compensation committee has a comprehensive picture of the compensation paid to our executives and with a goal toward total direct compensation for our executives that are on a par with the median total direct compensation paid to executives in peer companies if annually established target levels of performance at the Company and business segment level are achieved.

Elements of Compensation

The principal elements of our executive compensation are:

●	base salary;

●	discretionary annual cash bonuses;

●	stock incentive plan awards; and

●	perquisites and other compensation.

While base salary is generally included as an element of compensation of our executive officers in every year, the granting of bonuses, stock incentive awards and perquisites is determined on a case-by-case basis.   During the fiscal year ended December 31, 2009, our compensation program consisted solely of base salary.  For fiscal 2010, executive compensation consisted of base salary, and we have no immediate plans to include bonuses, stock option grants or perquisites as elements of executive compensation.

Base Salaries

Base salary is used to recognize the experience, skills, knowledge and responsibilities required of our employees, including our named executive officers.  When establishing base salaries for 2010, subject to the provisions of each person’s employment agreement, our compensation committee and management considered a number of factors, including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual, the base salary of the individual at their prior employment and the number of well qualified candidates to assume the individual’s role.  Generally, we believe that executive base salaries should be targeted near the median of the range of salaries for executives in similar positions at comparable companies.

Discretionary Annual Cash Bonuses

Our compensation committee has discretion to recommend and approve the annual cash bonus for our Chief Executive Officer and each other named executive officer.  Bonus awards will be generally based on our management’s recommendations and ultimately approved by our compensation committee.  There were no bonuses granted in fiscal 2010.  The annual bonuses, if any, are intended to compensate officers for individual performance, for our overall financial performance, and for achieving important operational and financial milestones during the relevant fiscal year.

Stock Incentive Plan Awards

Our stock option plans shall be designed to provide long term incentives to our executives and other employees and award recipients, to increase shareholder value through competent, effective management of the Company.  Management believes that the ability to grant stock options as a component of compensation will provide the Company with an advantage in attracting qualified management and employees to our Company.  There were no stock option awards granted in fiscal 2010.  Stock option award decisions, if any are granted, will be evaluated on a case-by-case basis giving consideration to factors such as the recipient’s qualifications and abilities, the nature of the recipient’s position, and the recipient’s ability to contribute to the Company’s development and achievement of its business objectives.

Perquisites and Other Compensation

Our compensation committee may include perquisites and other benefits as an element of compensation from time to time on a discretionary basis.  Presently the Company does not include perquisites or other benefits as a part of executive compensation.

Management’s Role in the Compensation-Setting Process

Our management plays an important role in our compensation-setting process. The most significant aspects of management’s role are evaluating other executive officers’ performances, recommending business performance targets and objectives, and recommending salary levels and option awards. Our management makes recommendations to our compensation committee regarding our executive’s compensation packages. During this process, management may be asked to provide the compensation committee with their evaluation of the executive officers’ performances, the background information regarding our strategic financial and operational objectives, and compensation recommendations as to the executive officers.

Executive Compensation – Summary Compensation Table

The following summary compensation table indicates the cash and non-cash compensation earned during our last two completed fiscal years by our principal executive officer, principal financial officer, except as otherwise indicated below.  No other officer of the Company had total compensation in excess of $100,000 per year during the above-mentioned periods.

Name and principal position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa- tion ($)	Non- qualified Deferred Compensa- tion Earnings ($)	All Other Compensation ($)		Total ($)

Jianhua Lv	2010	80,000		0	0	0	0	0	0			$80,000
President, CEO and Chairman of the Board	2009	8,357		0	0	0	0	0	0			$8,357

Zan Wu	2010	50,000		0	0	0	0	0	0			$50,000
CFO (2)	2009	n/a		n/a	n/a	n/a	n/a	n/a	n/a		$	n/a

Abdul Ladha	2009	156,000	(4)	0	0	0	0	0	781,842	(5)		$937,842
Former President, CEO and Director (3)	2008	156,000	(4)	0	0	0	0	0	0			$0

(1)
Mr. Lv was appointed as the Company’s president, chief executive officer and chairman of the board on February 5, 2010 in connection with the Company’s acquisition of Top Favour.  Compensation reported above consists of compensation received as the principal executive officer of Hongli, and is translated from Chinese RMB to U.S. Dollars using an exchange rate of 6.82 RMB to US $1.00 for 2009 and 7.29 RMB to US $1.00 for 2008.

(2)
Mr. Wu was appointed the Company’s chief financial officer on February 5, 2010 in connection with the Company’s acquisition of Top Favour.  Prior to this date Mr. Wu served as Chief Financial Officer of Hongli since July 2009 (commencing in fiscal 2010).

(3)
Mr. Ladha resigned as the Company’s president, chief executive officer and director on February 5, 2010 in connection with the Company’s acquisition of Top Favour. Mr. Ladha’s compensation is reported for the fiscal year ended December 31, 2008 and 2009, when the Company, then named “Ableauctions.com, Inc.”, had a fiscal year ending December 31.  On April 14, 2010, the Company changed its fiscal year end from December 31 to June 30.

(4)
All of the compensation paid to Mr. Ladha was paid to him in Canadian dollars.  The table above sets forth the amount of Mr. Ladha’s compensation as reported in U.S. dollars, using an exchange rate of $0.87601 U.S. dollars per Canadian dollar.

(5)
This amount consists of a fee paid to Mr. Ladha pursuant to the Development Agreement the predecessor Company (then known as “Ableacutions.com, Inc.,” entered into on October 6, 2008 for his services in connection with a project by the predecessor company which was completed prior to the merger with SinoCoking.

Outstanding Equity Awards

The following table shows the outstanding equity awards granted to our highest paid executive officers as of June 30, 2010.  Equity awards granted to Mr. Ladha were granted in connection with his service as a director.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

OPTION AWARDS							STOCK AWARDS
Name	Number of securities underlying unexercised options (#) Exercisable		Number of securities underlying unexercised options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested (#)

Abdul Ladha	6,059	(1)	0	0	$96.00	11/16/2014	0	0	0	0

(1)
The number of shares underlying the above option, as well as the option exercise price, reflect a 1-for-12 reverse stock split effected in January 2009, and a 1-for-20 reverse stock split effected in February 2010.

Grants of Plan-Based Awards

Retirement Plans

We currently have no plans that provide for the payment of retirement benefits, or benefits that will be paid primarily following retirement, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans, tax-qualified defined contribution plans and nonqualified defined contribution plans.

Potential Payments upon Termination or Change-in-Control

We currently have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to a named executive officer at, following, or in connection with any termination, including without limitation resignation, severance, retirement or a constructive termination of a named executive officer, or a change in control of the Company or a change in the named executive officer’s responsibilities, with respect to each named executive officer.

Employment Agreements

We entered into an employment agreement with Mr. Jianhua Lv, our president and chief executive officer, on February 5, 2010.  The compensation committee of the board of directors approved and established Mr. Lv’s salary at a rate of USD $160,000 per annum for the 2010 fiscal year, beginning from February 2010.  Mr. Lv agreed that in the event that he departs from the Company for any reason, he will refrain from using or disclosing our confidential information in any manner which might be detrimental to or conflict with the business interests of the Company.  Both the Company and Mr. Lv have the right to terminate Mr. Lv’s employment with or without cause by giving prior notice.  Any disputes arising from Mr. Lv’s employment, termination of his employment or breach of any covenant of good faith related to his employment shall be conclusively settled by final and binding decision of the court located in Henan Province, China.  Mr. Lv’s agreement does not provide for any fixed term or duration, and Mr. Lv is employed by the Company on an at-will basis.

We entered into an employment agreement with Mr. Zan (“Sam”) Wu, our chief financial officer, treasurer and secretary, on February 5, 2010.  The compensation committee of the board of directors approved and established Mr. Wu’s salary at a rate of USD $120,000 per annum for the 2010 fiscal year, beginning from February 2010.  Mr. Wu agreed that in the event that he departs from the Company for any reason, he will refrain from using or disclosing our confidential information in any manner which might be detrimental to or conflict with the business interests of the Company.  Both the Company and Mr. Wu have the right to terminate Mr. Wu’s employment with or without cause by giving prior notice.  Any disputes arising from Mr. Wu’s employment, termination of his employment or breach of any covenant of good faith related to his employment shall be conclusively settled by final and binding decisions of the court located in Henan Province, China.  Mr. Wu’s agreement does not provide for any fixed term or duration, and Mr. Wu is employed by the Company on an at-will basis.

The Company had an employment agreement with our former chief executive officer, Abdul Ladha, that was dated April 1, 2002, which was terminated on February 5, 2010 in connection with the Acquisition.  Mr. Ladha’s cash compensation was $156,000 per year, and he was also entitled to receive an automobile allowance of $500 per month (although this benefit was not paid to him during the past two fiscal years).  The employment agreement with Mr. Ladha was terminated in connection with the Acquisition of Top Favour and resulting change of control, and the Company incurred no liability as a result of the agreement’s termination.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Acquisition of Top Favour

On December 30, 2009, the Company’s shareholders approved a Plan and Agreement of Share Exchange, dated July 17, 2009 (the “Exchange Agreement”), with Top Favour Limited, a British Virgin Islands international business company (“Top Favour”), pursuant to which, on the terms and subject to the conditions set forth therein, the Company (formerly named “Ableauctions.com, Inc.”) agreed to acquire all of the outstanding capital stock of Top Favour in exchange for the issuance of 13,117,952 shares of its common stock to the shareholders of Top Favour (the “Acquisition”).  The Acquisition was consummated at 5:00 p.m. Pacific time on February 5, 2010 (the “Closing Date”).

The Closing Date of the Acquisition is sometimes referred to in this report as the “Change of Control Date.”  On the Change of Control Date of February 5, 2010:

●	The Company ceased operating its historical auctions and real estate-related businesses, described below;

●	The Company changed its name from “Ableauctions.com, Inc.” to “SinoCoking Coal and Coke Chemical Industries, Inc.” to reflect the business of Top Favour, a coal and coke producer in Central China;

●	All of the Company’s directors and officers prior to the Acquisition resigned, and successor officers and directors designated by Top Favour Limited were appointed to the board and management;

●
All of the pre-Acquisition assets of the Company (e.g. relating to online auctions, liquidation, real estate services, finance and development) were transferred to a liquidating trust (the “Liquidating Trust”); these assets included the capital stock of the Company’s pre-Acquisition subsidiaries;

●	The Liquidating Trust assumed all of the Company’s pre-Acquisition liabilities;

●	Top Favour Limited and its controlled companies and subsidiaries became controlled companies and subsidiaries of the Company;

●	The business, operations and assets of Top Favour Limited (e.g., production of coal and coke) became the sole business, operations and assets of the Company.

Liquidation of Company’s Former Business

The operations of the Company’s former pre-Acquisition subsidiaries, now held by the Liquidating Trust, are in the process of being wound down and will eventually be liquidated.  Any proceeds from the liquidation which remain after the payment of liabilities and expenses relating to the liquidation will be distributed by the Liquidating Trust to the shareholders of record prior to the consummation of the Acquisition.

Related Party Transactions

The following is a description of the related party transactions of SinoCoking during the last two completed fiscal years ending June 30, 2010 and 2009.

The Company also advanced funds to Mr. Hui Zheng, the Director and Vice President of Operation, for him to perform business and acquisition developments activities on behalf the Company. As of June 30, 2010 and 2009, due from Mr. Hui Zheng amounted to $418,410 and $0, respectively.   Mr. Zheng had returned the full amount to un-used funds of $418,410 to the Company by end of August 2010.

The Company has loans from Mr. Jianhua Lv, a majority shareholder, President and CEO of the Company, and Mr. Liuchang Yang, Director and Vice President. Mr. Lv and Mr. Yang provided the funds for the Company’s acquisitions of the coal mine, Baofeng Coking and to fund construction of the power plant. These loans are unsecured, payable on demand and bear no interest.

The Company had paid off the loans related to the aforesaid business acquisitions before June 30, 2009. Mr. Lv and Mr. Yang also advanced monies to the Company for daily operations. The Company overpaid Mr. Yang and resulting in receivable from Mr. Yang amounted to $58,642 as of June 30, 2010. Mr. Yang returned the overpayment amount of $58,642 on September 26, 2010.

The Company imputed the interest on loans from Mr. Lv and Mr. Yang based on the prevailing rate which was 5.48%, 8.89% and 8.74% for the years ended June 30, 2010, 2009 and 2008. Imputed interest on the loans from related parties amounted $67,269, $450,054 and $431,123 for the years ended June 30, 2010, 2009 and 2008, respectively.  Imputed interest was transferred to additional paid-in capital.

Payables to Mr. Lv, and Mr. Yang as of June 30, 2010 and 2009 are as follows:

Due to Related Parties	June 30, 2010	June 30, 2009	Term	Manner of Settlement

Mr. Jianhua Lv	$51,381	$1,281,304	Short term	Cash
Mr. Liuchang Yang	-	259,033	Short term	Cash
Total	$51,381	$1,540,337

FORM 10-K – ANNUAL REPORT

ENCLOSED HEREWITH IS A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, AND ANY AMENDMENTS THERETO (WITHOUT EXHIBITS) FOR OUR FISCAL YEAR ENDED JUNE 30, 2010.  NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. ADDITIONAL COPIES MAY BE REQUESTED IN WRITING. SUCH REQUESTS SHOULD BE SUBMITTED TO THE COMPANY’S SECRETARY AT KUANGGONG ROAD AND TIYU ROAD 10TH FLOOR, CHENGSHI XIN YONG SHE, XINHUA DISTRICT, PINGDINGSHAN, HENAN PROVINCE, PEOPLE’S REPUBLIC OF CHINA 467000.  EXHIBITS TO THE FORM 10-K WILL ALSO BE PROVIDED UPON SPECIFIC REQUEST.  THE MATERIALS WILL BE PROVIDED WITHOUT CHARGE.

AUDIT COMMITTEE REPORT

Report of the Audit Committee

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter adopted by the Board on February 16, 2010.  The charter provides, among other things, that the Audit Committee has full authority to engage the independent auditor. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

•	reviewed and discussed the audited financial statements with management and the independent auditors;

•
discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•
received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and discussed with the independent accountant the independent accountant’s independence; and

•
based on the review and discussions referred to above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, as filed with the Securities and Exchange Commission.

Respectfully submitted,

The Audit Committee of the Board of Directors

Haoyi Zhang, Chairperson of the Audit Committee

The foregoing Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference in such filing.

STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

To be considered for inclusion in next year’s proxy statement, shareholder proposals must be received at our principal executive offices no later than the close of business on January 28, 2012.  However, if the date of the next annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then, to be considered for inclusion in the proxy statement relating to next year’s annual meeting, notice of a shareholder proposal will need to be received by the Company in a reasonable amount of time before the Company begins to send its proxy materials for the 2012 annual meeting.

If a shareholder wishes to present a shareholder proposal at our next annual meeting that is not intended to be included in the proxy statement, we must receive such proposal no later than April 12, 2012.  Under Rule 14a-4(c) under the Exchange Act, which governs the Company’s use of discretionary proxy voting authority with respect to shareholder proposals that are not included in the Company’s proxy solicitation materials pursuant to Rule 14a-8 of the Exchange Act, if we do not receive the shareholder’s notice of intent to present such a proposal at the Company’s 2012 Annual Meeting by April 12, 2012, then the Company’s management proxies will have the right to exercise their discretionary authority in connection with the matter submitted by the shareholders, without discussion of the matter in the proxy statement.   However, if the date of our 2012 annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then notice must not have been received a reasonable time before the Company sends its proxy materials for the 2012 annual meeting in order for the Company to be allowed to use its discretionary voting authority.

Any proposal must comply with the requirements as to form and substance established by the SEC for such proposal to be included in our Company’s proxy statement.  The Company reserves the right to exclude shareholder proposals pursuant to SEC rules, or if untimely.  Shareholders continuously holding at least 1% or $2,000 in market value of the issued and outstanding shares of a class of our securities for at least one year are eligible to submit proposals or may nominate director candidates.  If a shareholder nominates a director candidate, in order for such nomination to be valid and acceptable, all information required to be provided under Regulation 14A under the Exchange Act and requested by the board of directors (or nominating committee, if applicable) concerning such candidate must be furnished within a reasonable time prior to the above deadline for shareholder proposals.

All notices of intention to present a proposal at the 2012 annual meeting should be addressed to our Company Secretary, SinoCoking Coal and Coke Chemical Industries, Inc., Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000 and to ensure prompt receipt by us, such notices should be sent to us via certified mail, return receipt requested.  We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.  Any shareholder proposal for next year’s Annual Meeting submitted after the deadlines described above will not be considered filed on a timely basis.  For proposals that are not timely filed, we retain discretion to vote the proxies we receive.   For proposals that are timely filed, we retain discretion to vote the proxies we receive, provided that (i) we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion and (ii) the proponent does not issue a proxy statement.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders.  This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.  We and some brokers deliver a single Proxy Statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.  Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you currently receive multiple Proxy Statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares.  You can notify us by sending a written request to our Company Secretary at SinoCoking Coal and Coke Chemical Industries, Inc., Kuanggong Road and Tiyu Road 10th Floor, Chengshi Xin Yong She, Xinhua District, Pingdingshan, Henan Province, People’s Republic of China 467000.

OTHER MATTERS

The Board of Directors and management do not know of any other matters that will be presented for consideration at the annual meeting.  If any other matters are properly brought before the annual meeting, the persons appointed as proxies will vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Jianhua Lv
Jianhua Lv,
Chief Executive Officer and
Chairman of the Board of Directors

Pingdingshan, People’s Republic of China
May 24, 2011

APPENDIX A

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.
Annual Report on Form 10-K for year ended June 30, 2010
(filed with the SEC on September 29, 2010)

YOUR VOTE IS IMPORTANT – VOTE TODAY IN ONE OF THREE WAYS:

MAIL	INTERNET	TELEPHONE
If you do not wish to vote by telephone or over the internet, please complete, sign, date and return the above proxy card in the postage prepaid envelope provided.	If you wish to vote by internet, please log-on to: https://www.proxypush.com/itc. Enter your control number printed below and vote your proxy by checking the appropriate boxes. Click on "Accept Vote".	After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to a few simple questions. Your vote will be confirmed and cast as directed. Call toll-free in the U.S. or Canada at 866.702.2536 on a touch-tone telephone.

All votes must be received by 8:00 pm, China Local Time on June 23, 2011 (same as 8:00 am, U.S. Eastern Standard Time on June 23, 2011)

CONTROL NUMBER

▼ FOLD AND DETACH HERE ▼

Using a **black ink** pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

PROXY

for the June 24, 2011 Annual Meeting of Stockholders and any postponement(s) or adjournment(s) thereof.

The undersigned hereby: (a) acknowledges receipt of the Notice of the Annual Meeting of the stockholders of SinoCoking Coal and Coke Chemical Industries, Inc. to be held at 10:00 am, China Local Time on June 24, 2011 (the "Annual Meeting"), and the associated Proxy Statement; (b) appoints Jianhua Lv, as Proxy, with the power to appoint a substitute; (c) authorizes each proxy to represent and vote, as designated below, all of the shares of Common Stock of the Company, par value $0.001 per share, held of record by the undersigned at the close of business on May 5, 2011, at the Annual Meeting and at any postponement(s) or adjournment(s) thereof; and (d) revokes any proxies previously given.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AT 10:00 AM, CHINA LOCAL TIME ON JUNE 24, 2011.

This Proxy Statement, the Notice of Annual Meeting of Shareholders and Our Annual Report on Form 10-K for the year ended June 30, 2010 are available at https://www.proxypush.com/itc

1. The Board of Directors recommends a vote FOR each director of the Company listed below, to serve until the Annual Meeting of Stockholders for the fiscal year ending June 30, 2012 and until such director's respective successors shall be elected and qualified, or until such director's earlier death, resignation or removal from office.

Jianhua Lv	☐ FOR ☐ WITHHOLD	Liuchang Yang	☐ FOR ☐ WITHHOLD	Yushan Jiang	☐ FOR ☐ WITHHOLD
Hui Zheng	☐ FOR ☐ WITHHOLD	Haoyi Zhang	☐ FOR ☐ WITHHOLD	Jin Yao	☐ FOR ☐ WITHHOLD
Hui Huang	☐ FOR ☐ WITHHOLD				

2. The Board of Directors recommends a vote FOR ratification of the appointment of Friedman LLP as the independent auditors for the Company for the fiscal year ending June 30, 2011.

☐ FOR ☐ AGAINST ☐ ABSTAIN

IMPORTANT – CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

▼ FOLD AND DETACH HERE ▼

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL THE NOMINEES TO THE BOARD OF DIRECTORS LISTED AND "FOR" ANY OTHER PROPOSALS SET FORTH ABOVE. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PERSON DESIGNATED AS PROXY.

Please mark, sign, date, and return this Proxy as promptly as possible in the envelope provided.

Dated: ______________________________, 2011

X ______________________________

X ______________________________

Signature(s) of Stockholders

Joint owners should each sign. Signature(s) should correspond with the name(s) printed on your stock certificates. Attorneys, executors, administrators and guardians should give full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.